Managed
                               HIGH INCOME
                                    PORTFOLIO INC.

                                    [GRAPHIC]

                                                                     Semi-Annual
                                                                          Report
                                                                 August 31, 1999

                               Managed
                               HIGH INCOME
                                    PORTFOLIO INC.
LETTER TO
SHAREHOLDERS
August 31, 1999

Dear Shareholder:

   We are pleased to provide the semi-annual report for the Managed High Income Portfolio Inc. ("Fund") for the period ended August 31, 1999. During the past six months, the Fund paid income dividends totaling $0.50 per share. The table below details the annualized distribution rate and the six-month total return for the Fund based on its August 31, 1999 net asset value ("NAV") and the New York Stock Exchange ("NYSE") closing price.

              Price                   Annualized                Six-Month
            Per Share              Distribution Rate*          Total Return
          -------------            ------------------          ------------
          $10.21 (NAV)                   9.52%                    (0.02)%
          $ 9.25 (NYSE)                 10.51%                    (6.89)%

The Fund generated a total return of a negative 0.02% based on NAV for the past six months. The six-month results were above the six-month average total return of a negative 0.42% for unleveraged high yield funds as reported by Lipper, Inc. (Lipper, Inc. is a major fund-tracking organization.) We were disappointed in our results over the past six months because our relatively more conservative credit stance caused us to be more negatively affected by the general rise in interest rates. Yet we think our general cautiousness was warranted because of increasing volatility in the financial markets over the past twelve months. Given our more conservative strategy that emphasized higher quality issues with less yield, we needed to slightly reduce the dividend payout on the portfolio in December and modestly in July. However, because of the increase in rates, we believe there are now numerous opportunities to increase the portfolio's yield potential and will work diligently on that objective. We believe the high yield bond market is attractively valued at current levels and, while no guarantees can be made, we believe we are in a strong position to take advantage of any economic or market dislocations that may occur over the next six months.

----------
* Assumes a current monthly income dividend rate of $0.081 for twelve months.

Market and Economic Overview

During the first eight months of 1999, the high yield bond market deteriorated along with the rest of the fixed income markets as U.S. Treasury rates continued to move higher on fears that the Federal Reserve Board ("Fed") would be forced to raise short-term interest rates to slow U.S. economic growth and contain any potential increase in inflation. On June 30, 1999, the Fed raised short-term interest rates by 0.25% and on August 24, 1999, the Fed raised interest rates again an additional 0.25% to 5.25%.

The high yield bond market and the investment grade corporate bond market were not only negatively affected by the general increase in interest rates, but also by the rush on the part of corporations to issue additional debt before interest rates went higher. This added supply caused the high yield bond market to fall as many investors retreated from the market.

Given the rise in general interest rates, including those of U.S. Treasury bonds, compounded by the heavy new issuance of corporate bonds, the better quality segments of the high yield bond market continued to underperform the lower quality CCC/Caa rated issues during the past eight months. Although higher quality issues tend to have a lower risk of default, these issues tend to be more sensitive to movements of the U.S. Treasury market. At the same time, movements in the lower quality high yield issues have a higher risk of default but tend to react more closely to the movements in the stock market. The lower quality segment of the high yield market clearly benefited from strong domestic economic growth this year and the strong performance returns generated by U.S. stocks.

Compared to other segments of the fixed income markets such as U.S. Treasury bonds and investment grade corporate bonds, the high yield market has modestly outperformed so far in 1999. Thirty-year U.S. Treasuries have generated the worst performance with a negative 5.64% total return for the six months ended August 31, 1999. Ten-year U.S. Treasuries have generated a negative 3.46% total return for the six months ended August 31, 1999. For the same time period the domestic high yield market generated a relatively flat total return.

The strongest performing industry sectors were basic materials (i.e., forest products, metals, mining, etc.) and energy. This was not surprising given the increasing risk of higher inflation rates caused by stronger than expected economic growth both domestically and abroad. The weakest industry sectors included media (i.e., cable TV and broadcasting) and telecommunications. A number of media and telecommunications companies brought new issues into the market in the second and third quarters of 1999, putting further pressure on existing issues.

The Fund's performance lagged the various high yield indices in the second and third quarters of 1999 with total returns below that of the U.S. high yield bond market overall. We were held back by being underweighted in basic materials and overweighted in the telecommunications sector. Yet, despite challenging short-term market conditions, we are committed to our long-term investment style to maintain style purity in the funds we manage with a meaningful emphasis on better quality issues. In fact our higher quality BB/Ba rated issues generated the weakest results due to the ongoing increase in interest rates so far in 1999.

Portfolio Strategy Update

As mentioned in our last report, the Fund's management team has begun a multi-pronged strategy of rebalancing the Fund to better reflect strong economic conditions. We have therefore been slowly increasing the Fund's exposure to the basic industry sector and eliminating sectors such as healthcare. Also, we have modestly increased our energy exposure by investing in higher quality energy credits. In terms of quality, we have been increasing our exposure to the middle B-rated segment of the market where we have continued to find attractive yields.

Some of our recent additions include AES Corporation, an independent power producer; Nextlink, a competitive local exchange telecommunications provider; Allied Waste, one of the largest waste reclamation companies in the United States; Lyondell Chemical and Huntsman Chemical, two of the largest specialty chemical companies in the world; and Ames Department Stores, a middle market retailer. We think the middle B-rated segment of the high yield market represents the best value given continued economic strength. We believe our current strategy makes sense in this environment where economic growth continues to be strong. The Fund's average maturity of approximately six to seven years on a call-adjusted basis should continue to limit the impact of rising rates on the portfolio. We remain bullish on the total return prospects of the high yield market at current valuation levels, especially given the health of the economy.

The Portfolio initiated a program in September 1999 whereby it may repurchase shares of its common stock in the open market. It is the Fund's intention to repurchase shares of its stock at such times, prices and amounts as deemed advisable. There can be no assurance that the Board of Directors will continue this program.

Conclusion

For the remainder of 1999, we expect a continuation of solid economic growth with modestly higher inflation. These factors could result in a modest increase in general interest rates. We believe that both the stock market and the high yield bond market should do better than U.S. Treasuries and the middle quality high yield bond funds should outperform other types of high yield bonds. Moreover, we will continue to focus closely on some of the stronger companies in select commodity sectors such as paper, energy and steel. And while no guarantees can be made, we believe the Fund should generate competitive returns over the near term.

Thank you for your continued confidence in our investment approach.

Sincerely,


/s/ Heath B. McLendon                  /s/ John C. Bianchi, C.F.A.

Heath B. McLendon                      John C. Bianchi, C.F.A.
Chairman                               Vice President and
                                       Investment Officer

September 23, 1999

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvest ment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A description of the Fund's Plan begins on page 36. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Purchasing Agent will buy common stock for your account in the open market or on the New York Stock Exchange.

If the Purchasing Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV before the purchases are completed, the Purchasing Agent will attempt to cancel any remaining orders and the Fund will issue the remaining dividend or distribution in shares at the greater of Fund's NAV per share or 95% of the then current market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Plan and about how you can participate, please call First Data Investors Services Group, Inc. at (800) 331-1710.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
August 31, 1999 (unaudited)

  Face
Amount++      Rating(a)                Security                                          Value
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES - 97.3%
-------------------------------------------------------------------------------------------------

Advertising -- 0.1%
      450,000   B-      Go Outdoor Systems, Sr. Sub. Notes,
                          10.500% due 7/15/09+...............................          $  476,524
-------------------------------------------------------------------------------------------------
Aerospace -- 0.9%
    1,500,000   B1*     BE Aerospace Inc., Sr. Sub. Notes,
                          9.500% due 11/1/08.................................           1,526,250
    1,185,000   B-      Dunlop Standard Aerospace, Sr. Notes,
                          11.875% due 5/15/09+...............................           1,199,813
    1,300,000   B-      Fairchild Corp., Sr. Sub. Notes,
                          10.750% due 4/15/09................................           1,196,000
-------------------------------------------------------------------------------------------------
                                                                                        3,922,063
-------------------------------------------------------------------------------------------------
Airlines -- 1.4%
    6,375,000   BB      Airplanes Pass Through Trust, Corporate
                          Collateralized Mortgage Obligation, Series D,
                          10.875% due 3/15/19................................           6,087,296
-------------------------------------------------------------------------------------------------
Aluminum -- 0.7%
                        Kaiser Aluminum, Sr. Notes:
    1,945,000   B2*       12.750% due 12/1/03................................           1,959,588
      500,000   B1*       Series B, 10.875% due 10/15/06.....................             512,500
      445,000   B1*       Series D, 10.875% due 10/15/06.....................             456,125
-------------------------------------------------------------------------------------------------
                                                                                        2,928,213
-------------------------------------------------------------------------------------------------
Apparel -- 0.1%
      550,000   B-      Tropical Sportswear International, Sr. Sub. Notes,
                          11.000% due 6/15/08+...............................             533,500
-------------------------------------------------------------------------------------------------
Auto Parts -- 0.9%
    2,540,000   B       Collins & Aikman Products, Sr. Sub. Notes,
                          11.500% due 4/15/06................................           2,565,400
    1,485,000   B       Dura Operating Corp., Sr. Sub. Notes,
                          9.000% due 5/1/09..................................           1,425,600
-------------------------------------------------------------------------------------------------
                                                                                        3,991,000
-------------------------------------------------------------------------------------------------
Automotive Aftermarket -- 0.7%
    2,930,000   B1*     Exide Corp., Sr. Notes, 10.000% due 4/15/05..........           2,930,000
-------------------------------------------------------------------------------------------------


6
                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
August 31, 1999 (unaudited) (continued)

  Face
Amount++      Rating(a)                Security                                          Value
-------------------------------------------------------------------------------------------------
Broadcasting -- 1.5%
      525,000   B-      Capstar Broadcasting, Sr. Discount Notes,
                          step bond to yield 12.750% due 2/1/09..............          $  450,188
    3,590,000   B1*     Chancellor Media Corp., Sr. Sub. Notes,
                          9.000% due 10/1/08.................................           3,590,000
                        Citadel Broadcasting Co., Sr. Sub. Notes:
      790,000   B-        10.250% due 7/1/07.................................             849,250
    1,565,000   B-        9.250% due 11/15/08................................           1,557,175
-------------------------------------------------------------------------------------------------
                                                                                        6,446,613
-------------------------------------------------------------------------------------------------
Building Materials -- 0.3%
    1,190,000   B       Atrium Cos. Inc., Sr. Sub. Notes,
                          10.500% due 5/1/09+................................           1,163,225
-------------------------------------------------------------------------------------------------
Building Products -- 1.3%
    1,150,000   B       Amatek Industries Property, Sr. Sub. Notes,
                          12.000% due 2/15/08+...............................           1,114,063
      600,000   B       NCI Building Systems Inc., Sr. Sub. Notes,
                          Series B, 9.250% due 5/1/09........................             570,000
                        Nortek Inc., Sr. Notes:
      500,000   B+        9.250% due 3/15/07.................................             495,000
    3,235,000   B+        9.125% due 9/1/07..................................           3,186,475
      500,000   B+        8.875% due 8/1/08..................................             509,375
-------------------------------------------------------------------------------------------------
                                                                                        5,874,913
-------------------------------------------------------------------------------------------------
Cable Television -- 12.6%
    5,490,000   B+      Adelphia Communications, Sr. Notes,
                          9.875% due 3/1/07..................................           5,572,350
    2,315,000   BB-     Century Communications, Sr. Discount Notes,
                          zero coupon due 1/15/08+...........................             960,725
    2,695,000   B+      Charter Communications Holding LLC,
                          Sr. Discount Notes, step bond to yield
                          9.920% due 4/1/11+.................................           1,617,000
                        CSC Holdings Inc., Sr. Sub. Notes:
    7,035,000   BB-       9.875% due 2/15/13.................................           7,210,875
    3,250,000   BB-       10.500% due 5/15/16................................           3,575,000
    1,125,000   B-      Diamond Holdings PLC, Sr. Notes,
                          10.000% due 2/1/08.................................           1,822,563


                      See Notes to Financial Statements.                       7

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
August 31, 1999 (unaudited) (continued)

  Face
Amount++      Rating(a)                Security                                          Value
-------------------------------------------------------------------------------------------------
Cable Television -- 12.6% (continued)
    2,100,000   B       EchoStar DBS Corp., Sr. Notes,
                          9.375% due 2/1/09+.................................         $ 2,100,000
                        NTL Inc., Sr. Notes:
    5,515,000   B-        11.500% due 10/1/08 ...............................           5,901,050
      490,000   B-        Step bond to yield 12.375% due 10/1/03.............             325,850
    4,465,000   BB-     Rogers Cablesystems Ltd., Sr. Sub. Notes,
                          11.000% due 12/1/15................................           5,045,450
    1,250,000   BB-     Rogers Communications, Sr. Notes,
                          9.125% due 1/15/06.................................           1,284,375
                        Telewest Communications, PLC:
     990,000GBP B+        Sr. Discount Notes, zero coupon due 4/15/09+.......             971,066
    2,350,000   B+        Sr. Notes, 11.250% due 11/1/08.....................           2,514,500
   16,250,000   B       United International Holdings Inc.,
                          Sr. Discount Notes, step bond
                          to yield 10.750% due 2/15/08.......................           9,425,000
   13,600,000   B2*     United Pan-Europe Comm. N.V., Sr. Discount
                          Notes, step bond to yield 12.500% due 8/1/09.......           7,548,000
-------------------------------------------------------------------------------------------------
                                                                                       55,873,804
-------------------------------------------------------------------------------------------------
Casinos/Gambling -- 2.3%
      415,000   BB+     Circus Circus Enterprises, Sr. Sub. Notes,
                          7.625% due 7/15/13.................................             353,788
    2,200,000   B       Harvey Casinos Resort, Sr. Sub. Notes,
                          10.625% due 6/1/06.................................           2,271,500
                        Hollywood Casinos, First Mortgage Notes:
      500,000   B         13.000% due 8/1/06.................................             515,000
      855,000   B         11.250% due 5/1/07.................................             867,825
    2,075,000   B       Hollywood Park, Sr. Sub. Notes,
                          9.250% due 2/15/07.................................           2,033,500
    1,970,000   B+      Horseshoe Gaming Holdings, Sr. Sub. Notes,
                          8.625% due 5/15/09+................................           1,905,975
    1,415,000   B       Isle Of Capri Casinos, Sr. Sub. Notes,
                          8.750% due 4/15/09+................................           1,315,950
                        Station Casinos, Sr. Sub. Notes:
      710,000   B+        10.125% due 3/15/06................................             731,300
      400,000   B+        8.875% due 12/1/08.................................             389,000
-------------------------------------------------------------------------------------------------
                                                                                       10,383,838
-------------------------------------------------------------------------------------------------


8                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
August 31, 1999 (unaudited) (continued)

  Face
Amount++      Rating(a)                Security                                          Value
-------------------------------------------------------------------------------------------------
Chemicals - Major -- 1.1%
                        Huntsman ICI Chemicals:
   10,525,000   B+        Sr. Discount Notes, zero coupon due 12/31/09.......         $ 2,841,750
                          Sr. Sub. Notes:
       85,000   B2*         9.500% due 5/1/07+ ..............................              80,750
    2,005,000   B+          10.125% due 5/1/07+..............................           1,999,988
-------------------------------------------------------------------------------------------------
                                                                                        4,922,488
-------------------------------------------------------------------------------------------------
Chemicals - Specialty -- 0.8%
                        Lyondell Chemical Co.:
                          Sr. Secured Notes:
      995,000   NR          9.625% due 5/1/07+...............................           1,009,925
      990,000   BB          9.875% due 5/1/07+...............................             997,425
    1,360,000   B+        Sr. Sub. Notes, 10.875% due 5/1/09.................           1,377,000
-------------------------------------------------------------------------------------------------
                                                                                        3,384,350
-------------------------------------------------------------------------------------------------
Coal Mining -- 0.6%
    2,780,000   B       AEI Resources Inc., Sr. Sub. Notes,
                          10.500% due 12/15/05+..............................           2,502,000
-------------------------------------------------------------------------------------------------
Construction/Agricultural Equipment/Trucks -- 0.3%
    1,490,000   B       Columbus McKinnon Corp., Sr. Sub. Notes,
                          8.500% due 4/1/08..................................           1,367,075
-------------------------------------------------------------------------------------------------
Containers/Packaging -- 3.0%
    1,965,000   B       AEP Industries Inc., Sr. Sub. Notes,
                          9.875% due 11/15/07................................           1,901,138
    3,475,000   B1*     BSN Financing Co., S.A., Sr. Sub. Notes,
                          10.250% due 8/1/09+................................           3,780,765
    1,850,000   B       Huntsman Packaging Corp., Sr. Notes,
                          9.125% due 10/1/07.................................           1,771,375
    3,300,000   B       Stone Container, Sr. Notes,
                          11.500% due 8/15/06+...............................           3,448,500
                        Tekni-Plex Inc., Sr. Sub. Notes:
    1,005,000   B-        11.250% due 4/1/07.................................           1,065,300
    1,180,000   B-        9.250% due 3/1/08..................................           1,144,600
-------------------------------------------------------------------------------------------------
                                                                                       13,111,678
-------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.                       9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
August 31, 1999 (unaudited) (continued)

  Face
Amount++      Rating(a)                Security                                          Value
-------------------------------------------------------------------------------------------------
Contract Drilling -- 1.6%
    3,205,000   BB      Pride International Inc., Sr. Notes,
                          10.000% due 6/1/09.................................         $ 3,277,113
                        RBF Finance Corp.:
    1,995,000   Ba3*      Sr. Notes, 12.250% due 3/15/06.....................           2,069,813
    1,840,000   BB-       Sr. Secured Notes, 11.375% due 3/15/09.............           1,955,000
-------------------------------------------------------------------------------------------------
                                                                                        7,301,926
-------------------------------------------------------------------------------------------------
Discount Stores -- 1.5%
    3,760,000   B+      Ames Department Stores, Sr. Notes,
                          10.000% due 4/15/06+...............................           3,656,600
      965,000   BB+     DR Structured Finance, Pass Through Certificates,
                          Sr. Notes, 8.375% due 8/15/15......................             928,060
    1,710,000   BB+     KMart Corp., Sr. Notes, 12.500% due 3/1/05...........           2,043,450
-------------------------------------------------------------------------------------------------
                                                                                        6,628,110
-------------------------------------------------------------------------------------------------
Diversified Commercial Services -- 1.6%
    2,225,000   BB-     Cia Latino Americana, Company Guaranteed
                          Notes, 11.625% due 6/1/04+.........................           1,257,125
    2,900,000   B2*     Intertek Finance, Sr. Sub. Notes,
                          10.250% due 11/1/06 ...............................           2,682,500
    3,250,000   B-      Outsourcing Solutions Inc., Sr. Sub. Notes,
                          11.000% due 11/1/06................................           3,185,000
-------------------------------------------------------------------------------------------------
                                                                                        7,124,625
-------------------------------------------------------------------------------------------------
Diversified Financial Services -- 0.5%
                        Amresco Inc., Sr. Sub. Notes:
    1,500,000   CCC+      10.000% due 3/15/04................................           1,260,000
    1,275,000   CCC+      9.875% due 3/15/05.................................           1,077,375
-------------------------------------------------------------------------------------------------
                                                                                        2,337,375
-------------------------------------------------------------------------------------------------
Diversified Manufacturing -- 0.9%
    1,210,000   B-      Blount Inc., Sr. Sub. Notes, 13.000% due 8/1/09+.....           1,240,250
    2,650,000   B+      Park Ohio Holdings Corp., Sr. Sub. Notes,
                          9.250% due 12/1/07.................................           2,544,000
-------------------------------------------------------------------------------------------------
                                                                                        3,784,250
-------------------------------------------------------------------------------------------------
Drugs - Generic -- 1.2%
    5,600,000   BB      ICN Pharmaceuticals Inc., Sr. Notes,
                          9.250% due 8/15/05.................................           5,488,000
-------------------------------------------------------------------------------------------------


10                      See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
August 31, 1999 (unaudited) (continued)

  Face
Amount++      Rating(a)                Security                                          Value
-------------------------------------------------------------------------------------------------
Electronic Components -- 1.2%
    1,995,000   B+      Celestica International, Sr. Sub. Notes,
                          10.500% due 12/31/06...............................         $ 2,114,700
    3,830,000   B-      Viasystems Inc., Sr. Sub. Notes,
                          9.750% due 6/1/07..................................           3,341,675
-------------------------------------------------------------------------------------------------
                                                                                        5,456,375
-------------------------------------------------------------------------------------------------
Electronic Data Processing -- 1.8%
    7,070,000   Bal*    Unisys Corp., Sr. Notes, 11.750% due 10/15/04........           7,847,700
-------------------------------------------------------------------------------------------------
Engineering & Construction -- 1.1%
    1,320,000   B-      American Plumbing & Mechanic, Sr. Sub. Notes,
                          11.625% due 10/15/08+..............................           1,244,100
    2,260,000   B       Group Maintenance America Corp., Sr. Sub.
                          Notes, 9.750% due 1/15/09+.........................           2,228,925
    1,005,000   B+      Integrated Electrical Services, Sr. Sub. Notes,
                          9.375% due 2/1/09+.................................             994,950
      300,000   B       Metromedia Fiber Network, Sr. Notes,
                          10.000% due 11/15/08...............................             297,000
-------------------------------------------------------------------------------------------------
                                                                                        4,764,975
-------------------------------------------------------------------------------------------------
Environmental Services -- 2.9%
   10,700,000   B+      Allied Waste Inc., NA, Sr. Sub. Notes,
                          10.000% due 8/1/09+................................          10,379,000
      985,000   B+      IT Group Inc., Sr. Sub. Notes,
                          11.250% due 4/1/09+................................             948,063
    1,510,000   B+      URS Corp., Sr. Sub. Notes, 12.250% due 5/1/09+.......           1,510,000
-------------------------------------------------------------------------------------------------
                                                                                       12,837,063
-------------------------------------------------------------------------------------------------
Food Distributors -- 2.3%
    3,900,000   B2*     Carrols Corp., Sr. Sub. Notes,
                          9.500% due 12/1/08.................................           3,432,000
    4,625,000   B       Imperial Holly Corp., Sr. Sub. Notes,
                          9.750% due 12/15/07 ...............................           4,347,500
    1,010,000   B-      Premier International Foods, Sr. Notes,
                          12.000% due 9/1/09 ................................           1,020,100
    1,335,000   B       SC International Services Inc., Sr. Sub. Notes,
                          9.250% due 9/1/07..................................           1,321,650
-------------------------------------------------------------------------------------------------
                                                                                       10,121,250
-------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.                      11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
August 31, 1999 (unaudited) (continued)

  Face
Amount++      Rating(a)                Security                                          Value
-------------------------------------------------------------------------------------------------
Foods - Specialty/Candy -- 1.0%
    2,675,000   B-      B&G Foods Inc., Sr. Sub. Notes,
                          9.625% due 8/1/07..................................         $ 2,494,438
    1,765,000   B+      Chiquita Brands International Inc., Sr. Notes,
                          10.000% due 6/15/09................................           1,734,113
-------------------------------------------------------------------------------------------------
                                                                                        4,228,551
-------------------------------------------------------------------------------------------------
Forest Products -- 0.7%
    2,940,000   B       Ainsworth Lumber, Sr. Notes,
                          12.500% due 7/15/07................................           3,256,050
-------------------------------------------------------------------------------------------------
Home Furnishings -- 0.3%
    1,260,000   B       Falcon Products Inc., Sr. Sub. Notes,
                          11.375% due 6/15/09+...............................           1,237,950
-------------------------------------------------------------------------------------------------
Homebuilding -- 0.5%
    2,240,000   BB-     US Home Corp., Sr. Sub. Notes,
                          8.875% due 2/15/09.................................           2,060,800
-------------------------------------------------------------------------------------------------
Hospital/Nursing Management -- 1.5%
       14,400   Ba3*    Fresenius Medical Care Preferred Capital Trust,
                          Notes, 9.000% due 12/1/06..........................           1,411,200
    6,410,000   B-      Magellan Health Services Inc., Sr. Sub. Notes,
                          9.000% due 2/15/08.................................           5,480,550
-------------------------------------------------------------------------------------------------
                                                                                        6,891,750
-------------------------------------------------------------------------------------------------
Hotels/Resorts -- 2.3%
    3,250,000   B-      Courtyard by Marriott, Sr. Secured Notes,
                          10.750% due 2/1/08.................................           3,250,000
    4,990,000   BB      HMH Properties, Sr. Notes,
                          8.450% due 12/1/08.................................           4,678,125
    2,490,000   B+      Intrawest Corp., Sr. Notes, 9.750% due 8/15/08.......           2,440,200
-------------------------------------------------------------------------------------------------
                                                                                       10,368,325
-------------------------------------------------------------------------------------------------
Industrial Specialties -- 0.3%
    1,100,000   B1*     Leica Geosystems Finance, Sr. Sub. Notes,
                          9.875% due 12/15/08+...............................           1,185,170
-------------------------------------------------------------------------------------------------


12                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
August 31, 1999 (unaudited) (continued)

  Face
Amount++      Rating(a)                Security                                          Value
-------------------------------------------------------------------------------------------------
Insurance - Multi-Line -- 1.0%
    3,225,000   BB+     Sig Capital Trust 1, Guaranteed Notes,
                          9.500% due 8/15/27.................................         $ 2,410,688
    2,500,000   B       Veritas Capital Trust, Sr. Notes,
                          10.000% due 1/1/28.................................           1,962,500
-------------------------------------------------------------------------------------------------
                                                                                        4,373,188
-------------------------------------------------------------------------------------------------
Internet Services -- 3.7%
    1,005,000   NR      Cybernet Internet Services International,
                          Sr. Notes, 14.000% due 7/1/09+.....................           1,010,025
                        PSINet Inc., Sr. Notes:
    3,725,000   B-        10.000% due 2/15/05................................           3,594,625
    2,605,000   B-        11.500% due 11/1/08................................           2,644,075
    2,405,000   B-        11.000% due 8/1/09+................................           2,374,938
     775,000EUR B-        11.000% due 8/1/09+................................             808,400
    3,300,000   NR      Splitrock Services Inc., Sr. Sub. Notes,
                          11.750% due 7/15/08................................           3,019,500
    1,685,000   B-      Verio Inc., Sr. Notes, 11.250% due 12/1/08...........           1,714,488
    1,690,000   CCC+    WAM!Net Inc., step bond to yield
                          13.250% due 3/1/05.................................             997,100
-------------------------------------------------------------------------------------------------
                                                                                       16,163,151
-------------------------------------------------------------------------------------------------
Leisure/Movies/Entertainment -- 0.9%
    4,000,000   B-      SFX Entertainment Inc., Sr. Sub. Notes,
                          9.125% due 2/1/08..................................           3,790,000
-------------------------------------------------------------------------------------------------
Machinery - Industrial/Components -- 0.4%
    1,892,000   B-      Alvey Systems Inc., Sr. Sub. Notes,
                          11.375% due 1/31/03................................           1,920,380
-------------------------------------------------------------------------------------------------
Media Conglomerates -- 0.8%
   2,400,000GBP B       Polestar Corp., PLC, Sr. Notes,
                          10.500% due 5/30/08+...............................           3,743,427
-------------------------------------------------------------------------------------------------
Medical Specialties -- 0.3%
    1,205,000   B-      Hanger Orthopedic Group, Sr. Notes,
                          11.250% due 6/15/09+...............................           1,217,050
-------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.                      13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
August 31, 1999 (unaudited) (continued)

  Face
Amount++      Rating(a)                Security                                          Value
-------------------------------------------------------------------------------------------------
Metals/Minerals - Other -- 0.4%
    1,975,000   B-      Haynes International Inc., Sr. Notes,
                          11.625% due 9/1/04.................................         $ 1,866,375
-------------------------------------------------------------------------------------------------
Miscellaneous -- 0.3%
    1,230,000   B-      Key Plastics, Series B, Sr. Sub. Notes,
                          10.250% due 3/15/07................................           1,174,650
-------------------------------------------------------------------------------------------------
Multi-Sector Companies -- 0.4%
    2,045,000   B-      Triarc Consumer Beverage, Sr. Sub. Notes,
                          10.250% due 2/15/09+...............................           1,973,425
-------------------------------------------------------------------------------------------------
Newspapers -- 0.1%
      705,000   B+      Garden State Newspapers, Sr. Sub. Notes,
                          8.625% due 7/1/11+.................................             650,363
-------------------------------------------------------------------------------------------------
Oil & Gas Production -- 4.4%
                        Belco Oil & Gas, Sr. Sub. Notes:
      700,000   B1*       10.500% due 4/1/06.................................             721,000
    1,330,000   B1*       8.875% due 9/15/07.................................           1,283,450
                        Canadian Forest Oil Ltd., Sr. Sub. Notes:
    1,070,000   B         10.500% due 1/15/06................................           1,107,450
    2,125,000   B         8.750% due 9/15/07.................................           2,045,313
      450,000   B       Chesapeake Energy Corp., Sr. Notes,
                          9.625% due 5/1/05..................................             427,500
    4,350,000   B+      Clark USA, Sr. Notes, 10.875% due 12/1/05............           3,730,125
      720,000   B+      Nuevo Energy Corp., Sr. Notes,
                          9.500% due 6/1/08+.................................             720,000
                        Ocean Energy Inc., Sr. Sub. Notes:
    2,625,000   BB-       10.375% due 10/15/05...............................           2,756,250
    2,750,000   BB-       9.750% due 10/1/06.................................           2,839,375
    1,800,000   B+      Parker Drilling Corp., Sr. Notes,
                          9.750% due 11/15/06................................           1,723,500
    1,765,000   B2*     Stone Energy Corp., Sr. Sub. Notes,
                          8.750% due 9/15/07.................................           1,747,350
      320,000   B+      Vintage Petroleum, Sr. Sub. Notes,
                          9.750% due 6/30/09.................................             328,000
-------------------------------------------------------------------------------------------------
                                                                                       19,429,313
-------------------------------------------------------------------------------------------------


14                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
August 31, 1999 (unaudited) (continued)

  Face
Amount++      Rating(a)                Security                                          Value
-------------------------------------------------------------------------------------------------
Oil/Gas Transmission -- 0.3%
    1,285,000   BB-     Leviathan Gas Pipeline Partners, Sr. Sub. Notes,
                          10.375% due 6/1/09+................................         $ 1,304,275
-------------------------------------------------------------------------------------------------
Package Goods/Cosmetics -- 0.4%
    2,300,000   B-      Revlon Consumer Products, Sr. Sub. Notes,
                          8.625% due 2/1/08..................................           1,920,500
-------------------------------------------------------------------------------------------------
Paper -- 2.8%
    1,715,000   BB      Doman Industries Ltd., Sr. Notes,
                          8.750% due 3/15/04 ................................           1,191,925
    2,515,000   B       Kapa Beheer BV, Sr. Sub. Notes,
                          10.625% due 7/15/09+ ..............................           2,726,332
    2,465,000   CCC+    Repap New Brunswick, Sr. Secured Notes,
                          10.625% due 4/15/05................................           2,144,550
                        Riverwood International:
    1,525,000   B-        Sr. Notes, 10.625% due 8/1/07......................           1,540,250
    2,685,000   CCC+      Sr. Sub. Notes, 10.875% due 4/1/08.................           2,617,875
    2,240,000   BB+     Tembec Industries, Sr. Notes,
                          9.875% due 9/30/05.................................           2,329,600
-------------------------------------------------------------------------------------------------
                                                                                       12,550,532
-------------------------------------------------------------------------------------------------
Pharmaceuticals - Other -- 0.3%
    1,215,000   B       King Pharmaceutical Inc., Sr. Sub. Notes,
                          10.750% due 2/15/09................................           1,233,225
-------------------------------------------------------------------------------------------------
Photographic Products -- 0.5%
    2,255,000   BB-     Polaroid Corp., Sr. Notes,
                          11.500% due 2/15/06................................           2,379,025
-------------------------------------------------------------------------------------------------
Printing/Forms -- 0.1%
      605,000   BB-     World Color Press, Sr. Sub. Notes,
                          7.750% due 2/15/09.................................             579,288
-------------------------------------------------------------------------------------------------
Real Estate Investment Trusts -- 0.7%
    2,250,000   NR      Ocwen Asset Investment, Sr. Notes,
                          11.500% due 7/1/05.................................           1,912,500
    1,250,000   Baa3*   Trizac Finance, Sr. Notes,
                          10.875% due 10/15/05...............................           1,360,938
-------------------------------------------------------------------------------------------------
                                                                                        3,273,438
-------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.                      15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
August 31, 1999 (unaudited) (continued)

  Face
Amount++      Rating(a)                Security                                          Value
-------------------------------------------------------------------------------------------------
Recreational Products/Toys -- 0.2%
    1,000,000   B2*     Head Holding, Sr. Notes, 10.750% due 7/15/06+........         $ 1,037,816
-------------------------------------------------------------------------------------------------
Rental/Leasing Companies -- 1.3%
    2,130,000   BB-     Avis Rent A Car Inc., Sr. Sub. Notes,
                          11.000% due 5/1/09+................................           2,193,900
    1,015,000   B       Nationsrent Inc., Sr. Sub. Notes,
                          10.375% due 12/15/08...............................           1,012,463
    2,415,000   BB-     United Rentals Inc., Sr. Sub. Notes,
                          9.250% due 1/15/09.................................           2,366,700
-------------------------------------------------------------------------------------------------
                                                                                        5,573,063
-------------------------------------------------------------------------------------------------
Restaurants -- 0.6%
    2,735,000   B       Advantica Restaurant Group, Sr. Notes,
                          11.250% due 1/15/08................................           2,529,875
-------------------------------------------------------------------------------------------------
Retail - Food Chains -- 0.3%
      375,000   CCC+    Pathmark Stores, Sr. Sub. Notes,
                          12.625% due 6/15/02................................             383,906
      805,000   B+      Stater Brothers, Sr. Notes,
                          10.750% due 8/15/06+...............................             821,100
-------------------------------------------------------------------------------------------------
                                                                                        1,205,006
-------------------------------------------------------------------------------------------------
Retail - Other Specialty Stores -- 0.7%
    3,100,000   B-      Advance Stores Co., Inc., Sr. Sub. Notes,
                          10.250% due 4/15/08................................           2,929,500
-------------------------------------------------------------------------------------------------
Savings & Loan Associations -- 0.9%
                        Ocwen Capital Trust:
    3,200,000   B2*       Jr. Sub. Notes, 10.875% due 8/1/27.................           2,128,000
    2,100,000   B+        Sr. Notes, 11.875% due 10/1/03.....................           2,026,500
-------------------------------------------------------------------------------------------------
                                                                                        4,154,500
-------------------------------------------------------------------------------------------------
Semiconductors -- 0.9%
    4,260,000   B       Fairchild Semiconductor Inc., Sr. Sub. Notes,
                          10.125% due 3/15/07................................           4,132,200
-------------------------------------------------------------------------------------------------
Steel/Iron Ore -- 1.5%
    1,005,000   Ba3*    National Steel Corp., First Mortgage Notes,
                          9.875% due 3/1/09..................................           1,015,050


16                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
August 31, 1999 (unaudited) (continued)

  Face
Amount++      Rating(a)                Security                                          Value
-------------------------------------------------------------------------------------------------
Steel/Iron Ore -- 1.5% (continued)
    2,060,000   B+      Russel Metals Inc., Sr. Notes,
                          10.000% due 6/1/09.................................         $ 2,018,800
    1,690,000   B+      WCI Steel Inc., Sr. Notes,
                          10.000% due 12/1/04................................           1,706,900
    1,940,000   B-      WHX Corp., Sr. Notes, 10.500% due 4/15/05............           1,847,850
-------------------------------------------------------------------------------------------------
                                                                                        6,588,600
-------------------------------------------------------------------------------------------------
Telecommunications - Other -- 12.3%
     800,000GBP B1*     COLT Telecom Group PLC, Sr. Notes,
                          10.125% due 11/30/07...............................           1,305,697
    6,050,000   NR      E. Spire Communications Inc.,
                          Sr. Discount Notes, step bond
                          to yield 10.625% due 7/1/08........................           2,420,000
                        Esprit Telecom Group PLC, Sr. Notes:
    2,300,000   B-        11.500% due 12/15/07...............................           2,392,000
   2,000,000DEM B-        11.500% due 12/15/07...............................           1,139,493
    1,300,000   B-        10.875% due 6/15/08................................           1,322,750
    4,615,000   NR      Facilicom International, Sr. Notes,
                          10.500% due 1/15/08 ...............................           3,922,750
                        Hermes Europe Railtel Inc., Sr. Notes:
    3,900,000   B         11.500% due 8/15/07................................           4,036,500
    1,225,000   B         10.375% due 1/15/09................................           1,225,000
                        ICG Holdings Inc., Sr. Discount Notes:
    1,050,000   B-        Step bond to yield 13.500% due 9/15/05.............             924,000
    1,730,000   B-        Step bond to yield 12.500% due 5/1/06..............           1,388,325
                        Intermedia Communications of Florida:
                          Sr. Discount Notes:
    1,210,000   B           Step bond to yield 12.500% due 5/15/06...........             998,250
    1,105,000   B           Step bond to yield 11.250% due 7/15/06...........             773,500
    1,175,000   B         Sr. Notes, 9.500% due 3/1/09.......................           1,101,563
      905,000   B3*     IXC Communications Inc., Sr. Sub. Notes,
                          9.000% due 4/15/08.................................             893,688
    2,590,000   B-      KMC Telecom Holdings Inc., Sr. Notes,
                          13.500% due 5/15/09+...............................           2,538,200
    4,530,000   B       Level 3 Communications, step bond to yield
                          10.500% due 12/1/08................................           2,616,075


                      See Notes to Financial Statements.                      17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
August 31, 1999 (unaudited) (continued)

  Face
Amount++      Rating(a)                Security                                          Value
-------------------------------------------------------------------------------------------------
Telecommunications - Other -- 12.3% (continued)
                        Microcell Telecommunications, Sr. Discount Notes:
     950,000    B3*       Step bond to yield 14.000% due 6/1/06..............          $  781,375
   1,835,000    B         Step bond to yield 12.000% due 6/1/09+.............           1,105,588
                        Nextlink Communications:
   4,125,000    B         Sr. Discount Notes, step bond to yield
                            12.250% due 6/1/09...............................           2,402,813
                          Sr. Notes:
   3,260,000    B           12.500% due 4/15/06..............................           3,553,400
   2,580,000    B           10.750% due 6/1/09...............................           2,605,800
   2,515,000    BB-     Orange PLC, Sr. Notes, 9.000% due 6/1/09+............           2,527,575
   3,515,000    B-      Primus Telecom Group, Sr. Notes,
                          11.750% due 8/1/04.................................           3,453,488
                        Tele1 Europe B.V., Sr. Notes:
   1,005,000    B-        13.000% due 5/15/09+...............................           1,065,300
   1,000,000EUR B-        13.000% due 5/15/09+...............................           1,119,678
   2,600,000    NR      Versatel Telecom, Sr. Notes,
                          13.250% due 5/15/08................................           2,629,250
   2,135,000    B-      Viatel Inc., Sr. Notes, 11.250% due 4/15/08..........           2,108,313
   1,500,000    B       Worldwide Fiber Inc., Sr. Notes,
                          12.000% due 8/1/09+................................           1,503,750
-------------------------------------------------------------------------------------------------
                                                                                       53,854,121
-------------------------------------------------------------------------------------------------
Telephone - Cellular -- 5.4%
   1,470,000    CCC+    Centennial Cellular, Sr. Sub. Notes,
                          10.750% due 12/15/08...............................           1,532,475
                        Crown Castle International Corp.,
                          Sr. Discount Notes:
   1,400,000    B           Step bond to yield 10.375% due 5/15/11...........             794,500
     885,000    B           Step bond to yield 11.250% due 8/1/11+...........             504,450
     880,000    NR      Dobson/Sygnet Communications, Sr. Notes,
                          12.250% due 12/15/08...............................             928,400
                        Dolphin Telecom PLC, Sr. Discount Notes:
   4,325,000    CCC+      Step bond to yield 11.419% due 6/1/08..............           2,011,125
   4,525,000EUR Caa*      Step bond to yield 10.570% due 6/1/08+.............           2,079,196
   5,325,000    B-      Millicom International Cellular S.A.,
                          Sr. Discount Notes, step bond to yield
                          13.500% due 6/1/06.................................           3,887,250


18                      See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
August 31, 1999 (unaudited) (continued)

  Face
Amount++      Rating(a)                Security                                          Value
-------------------------------------------------------------------------------------------------
Telephone - Cellular -- 5.4% (continued)
                        Nextel Communications Inc., Sr. Discount Notes:
    3,530,000   B2*       Step bond to yield 10.650% due 9/15/07.............         $ 2,585,725
    3,100,000   B2*       Step bond to yield 9.950% due 2/15/08..............           2,146,750
    2,455,000   NR      Spectrasite Holdings, Sr. Discount Notes,
                          step bond to yield 11.250% due 4/15/09+............           1,264,325
    1,655,000   B3*     Telecorp PCS Inc., Sr. Discount Notes,
                          step bond to yield 11.625% due 4/15/09+............             976,450
                        Telesystems International, Sr. Discount Notes:
    5,860,000   CCC+      Step bond to yield 13.250% due 6/30/07.............           2,930,000
    2,500,000   CCC+      Step bond to yield 10.500% due 11/1/07.............           1,050,000
    1,355,000   B3*     Triton PCS Inc., Sr. Discount Notes,
                          step bond to yield 11.000% due 5/1/08..............             928,175
-------------------------------------------------------------------------------------------------
                                                                                       23,618,821
-------------------------------------------------------------------------------------------------
Textiles -- 0.5%
   4,400,000DEM B       Texon International PLC, Sr. Notes,
                          10.000% due 2/1/08.................................           2,120,754
-------------------------------------------------------------------------------------------------
Transportation - Marine -- 0.3%
    1,255,000   B-      Oglebay Norton Co., Sr. Sub. Notes,
                          10.000% due 2/1/09+................................           1,229,900
      107,000   BB-     Sea Containers Ltd., Series A, Sr. Sub. Debentures,
                          12.500% due 12/1/04................................             115,426
-------------------------------------------------------------------------------------------------
                                                                                        1,345,326
-------------------------------------------------------------------------------------------------
Unregulated Power Generation -- 2.4%
                        AES Corp.:
    4,610,000   Ba1*      Sr. Notes, 9.500% due 6/1/09.......................           4,656,100
    2,350,000   Ba3*      Sr. Sub. Notes, 10.250% due 7/15/06................           2,373,500
    3,550,000   BB      Calpine Corp., Sr. Notes, 10.500% due 5/15/06........           3,700,875
-------------------------------------------------------------------------------------------------
                                                                                       10,730,475
-------------------------------------------------------------------------------------------------
Wholesale Distributors -- 0.4%
    1,615,000   B-      Fisher Scientific, Sr. Sub. Notes,
                          9.000% due 2/1/08..................................           1,526,811
-------------------------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS AND NOTES
                        (Cost -- $449,715,799)...............................         429,707,298
=================================================================================================


                      See Notes to Financial Statements.                      19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
August 31, 1999 (unaudited) (continued)

Shares                                 Security                                          Value
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
COMMON STOCK - 0.0%
-------------------------------------------------------------------------------------------------
Telecommunications - Other -- 0.0%
       12,250           Pagemart Nationwide Inc. (Cost -- $0)................          $   85,750
=================================================================================================

-------------------------------------------------------------------------------------------------
PREFERRED STOCK - 0.8%
-------------------------------------------------------------------------------------------------
Broadcasting -- 0.5%
       18,766           Capstar Broadcasting, Series E,
                          Exchangeable 12.625%...............................           2,298,835
-------------------------------------------------------------------------------------------------
Electronic Components -- 0.0%
          816           Viasystems Inc., Series B ...........................               8,982
-------------------------------------------------------------------------------------------------
Savings & Loan Association -- 0.3%
       63,850           California Federal Preferred Capital Corp.,
                          Series A, 9.125%...................................           1,588,269
-------------------------------------------------------------------------------------------------
                        TOTAL PREFERRED STOCK
                        (Cost -- $5,292,101).................................           3,896,086
=================================================================================================

-------------------------------------------------------------------------------------------------
WARRANTS # - 0.4%
-------------------------------------------------------------------------------------------------
Broadcasting -- 0.1%
        5,425           Australis Media, Expire 10/30/01+....................                   0
        8,625           UIH Australia Inc., Expire 5/15/06...................             258,750
-------------------------------------------------------------------------------------------------
                                                                                          258,750
-------------------------------------------------------------------------------------------------
Cable Television -- 0.0%
        3,375           Wireless One Inc., Expire 10/19/00...................                 844
-------------------------------------------------------------------------------------------------
Internet Services -- 0.1%
        4,050           Splitrock Services, Expire 7/15/08...................             182,250
        8,700           WAM!Net Inc., Expire 3/1/05..........................             197,925
-------------------------------------------------------------------------------------------------
                                                                                          380,175
-------------------------------------------------------------------------------------------------
Paper -- 0.0%
        4,800           SD Warren Co., Expire 12/15/06.......................              84,480
-------------------------------------------------------------------------------------------------


20                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
August 31, 1999 (unaudited) (continued)

Shares                                 Security                                          Value
-------------------------------------------------------------------------------------------------
Telecommunications - Other -- 0.2%
       24,840           Pagemart Nationwide Inc., Expire 12/31/03............         $    74,520
        4,125           RSL Communications Ltd., Expire 11/15/06.............             165,000
        2,600           Versatel Telecom, Expire 5/15/08+....................             416,000
-------------------------------------------------------------------------------------------------
                                                                                          655,520
-------------------------------------------------------------------------------------------------
Telephone - Cellular -- 0.0%
        4,125           Iridium World Communications Ltd.,
                          Expire 7/15/05.....................................                  41
-------------------------------------------------------------------------------------------------
                        TOTAL WARRANTS
                        (Cost -- $595,263)...................................           1,379,810
=================================================================================================
 Face
Amount                                 Security                                           Value
-------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT - 1.5%
-------------------------------------------------------------------------------------------------
   $6,368,000           Morgan Stanley Dean Witter & Co.,
                        5.400% due 9/1/99; Proceeds at maturity --
                        $6,368,955; (Fully collateralized by U.S.
                        Treasury Notes and Bonds, 5.625% to 7.500%
                        due 6/30/99 to 8/15/22; Market value --
                        $8,009,040) (Cost -- $6,368,000).....................           6,368,000
=================================================================================================
                        TOTAL INVESTMENTS -- 100%
                        (Cost -- $461,971,163** )............................        $441,436,944
=================================================================================================

++    Face amount denominated in U.S. dollars unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service except that those identified by an asterisk(*) are rated by Moody's Investors Service, Inc.
+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
#     Non-income producing securities.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      Currency abbreviations used in this schedule:
      DEM   --   German Mark
      EUR   --   Euro
      GBP   --   British Pound

      See page 23 for definition of ratings.


                      See Notes to Financial Statements.                      21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUMMARY OF BONDS BY COMBINED RATINGS
--------------------------------------------------------------------------------
August 31, 1999 (unaudited)

--------------------------------------------------------------------------------
                                                                     % of
                                                                Total Corporate
    Moody's             and/or         Standard & Poor's        Bonds and Notes
--------------------------------------------------------------------------------
     Baa                                     BBB                     0.3%
      Ba                                      BB                    21.7
      B                                       B                     69.6
     Caa                                     CCC                     4.2
      NR                                      NR                     4.2
                                                                   -----
                                                                   100.0%
                                                                   =====

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOND RATINGS (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard &Poor's") -- Ratings from "BBB" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

BBB           -- Bonds rated "BBB" are regarded as having an adequate
                 capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection para meters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC,   -- Bonds rated "BB", "B", "CCC","CC" and "C" are regarded, on
CC and C balance, as predominantly speculative with respect to capacity to pay interest and repay prin cipal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncer tainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Baa" to "Ca," where 1 is the highest and 3 the lowest ranking within its generic category.

Baa           -- Bonds rated "Baa" are considered to be medium grade
                 obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba            -- Bonds rated "Ba" are judged to have speculative elements;
                 their future cannot be con sidered as well assured. Often the protection of interest and principal pay ments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position charac terizes bonds in this class.

B             -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa          --  Bonds rated "Caa" are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca           --  Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR           --  Indicates that the bond is not rated by Standard & Poor's or
                 Moody's.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
August 31, 1999 (unaudited)

--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost -- $461,971,163) ...............    $441,436,944
   Cash .......................................................              57
   Interest and dividends receivable ..........................       9,377,150
   Receivable for securities sold .............................       2,664,070
   Receivable for open forward foreign currency contracts .....         140,994
-------------------------------------------------------------------------------
   Total Assets ...............................................     453,619,215
-------------------------------------------------------------------------------
LIABILITIES:
   Dividends payable ..........................................         969,006
   Investment advisory fee payable ............................         541,941
   Administration fee payable .................................          79,539
   Payable for open forward foreign currency contracts ........          78,492
   Payable for foreign currency, at value (Cost-- $82) ........              82
   Accrued expenses ...........................................         197,753
-------------------------------------------------------------------------------
   Total Liabilities ..........................................       1,866,813
-------------------------------------------------------------------------------
Total Net Assets ..............................................    $451,752,402
===============================================================================
NET ASSETS:
   Par value of capital shares ................................    $     44,236
   Capital paid in excess of par value ........................     526,857,719
   Overdistributed net investment income ......................        (182,109)
   Accumulated net realized loss from
      security transactions ...................................     (54,506,385)
   Net unrealized depreciation on investments
     and foreign currencies ...................................     (20,461,059)
-------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $10.21 per share on 44,236,103
   shares of $0.001 par value outstanding;
   500,000,000 shares authorized) .............................    $451,752,402
===============================================================================


24                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended August 31, 1999 (unaudited)

--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest ....................................................   $ 24,371,021
   Dividends ...................................................        237,630
-------------------------------------------------------------------------------
   Total Investment Income .....................................     24,608,651
-------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 2) ...........................      2,149,559
   Administration fees (Note 2) ................................        477,680
   Shareholder communications ..................................         76,439
   Audit and legal .............................................         23,951
   Registration fees ...........................................         18,855
   Directors' fees .............................................         17,836
   Custody .....................................................         10,701
   Shareholder and system servicing fees .......................          6,726
   Other .......................................................         12,945
-------------------------------------------------------------------------------
   Total Expenses ..............................................      2,794,692
   Less: Investment advisory fee waiver ........................       (167,472)
-------------------------------------------------------------------------------
   Net Expenses ................................................      2,627,220
-------------------------------------------------------------------------------
Net Investment Income ..........................................     21,981,431
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 5):
   Realized Gain (Loss) From:
     Security transactions (excluding short-term securities) ...    (23,893,771)
     Foreign currency transactions .............................        859,975
-------------------------------------------------------------------------------
   Net Realized Loss ...........................................    (23,033,796)
-------------------------------------------------------------------------------
   Change in Net Unrealized Depreciation
   of Investments and Foreign Currencies:
     Beginning of period .......................................    (20,663,994)
     End of period .............................................    (20,461,059)
-------------------------------------------------------------------------------
   Decrease in Net Unrealized Depreciation .....................        202,935
-------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies .................    (22,830,861)
-------------------------------------------------------------------------------
Decrease in Net Assets from Operations .........................   $   (849,430)
===============================================================================


                      See Notes to Financial Statements. 25

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Six Months Ended August 31, 1999 (unaudited) and the Year Ended February 28, 1999

--------------------------------------------------------------------------------

                                                               August 31       February 28
                                                              ----------       -----------
OPERATIONS:
   Net investment income .................................   $ 21,981,431     $ 44,952,453
   Net realized loss .....................................    (23,033,796)        (645,006)
   (Increase) decrease in net unrealized depreciation ....        202,935      (49,320,029)
------------------------------------------------------------------------------------------
   Decrease in Net Assets From Operations ................       (849,430)      (5,012,582)
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .................................    (22,029,579)     (45,242,459)
------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders .......................    (22,029,579)     (45,242,459)
------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net asset value of shares issued for
     reinvestment of dividends ...........................             --        2,326,095
------------------------------------------------------------------------------------------
   Increase in Net Assets From
     Fund Share Transactions .............................             --        2,326,095
------------------------------------------------------------------------------------------
Decrease in Net Assets ...................................    (22,879,009)     (47,928,946)

NET ASSETS:
   Beginning of period ...................................    474,631,411      522,560,357
------------------------------------------------------------------------------------------
   End of period* ........................................   $451,752,402     $474,631,411
==========================================================================================
*Includes overdistributed net investment income of: ......   $   (182,109)    $   (755,015)
==========================================================================================


26                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      1. Significant Accounting Policies

      Managed High Income Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The following are significant accounting policies consistently followed by the Fund: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an indepen dent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (f) dividend income is recorded by the Fund on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substan tially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At February 28, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ; and (k) certain prior year numbers have been restated to reflect current year's presentation. Current net investment income, net realized gains, and net assets were not affected by this change.

      In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

      2. Investment Advisory Agreement, Administration Agreement and Other Transactions

      SSB Citi Fund Management LLC, ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.90% of the average daily net assets. This fee is calculated daily and paid monthly. For the six months ended August 31, 1999, SSBC waived investment advisory fees of $167,472.

      SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

      3. Investments

      For the six months ended August 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities but excluding short-term securities) were:

================================================================================
Purchases                                                          $216,041,354
--------------------------------------------------------------------------------
Sales                                                               221,682,843
================================================================================

      At August 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $    679,032
Gross unrealized depreciation                                       (21,213,251)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(20,534,219)
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      4. Repurchase Agreements

      The Fund purchases, and its custodian takes possession of, U.S. government securities from banks subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

      5. Forward Foreign Currency Contracts

      At August 31, 1999, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain on the contracts reflected in the accompanying financial statements were as follows:

                                Local       Market    Settlement    Unrealized
Foreign Currency              Currency       Value       Date       Gain (Loss)
================================================================================
To Sell:
British Pound                 878,200    $1,412,496    9/22/99      $18,854
British Pound               2,526,400     4,063,461    9/22/99       54,242
British Pound                 611,404       983,382    9/22/99       (3,730)
British Pound               1,219,687     1,961,745    9/22/99       (6,220)
Euro                        1,042,391     1,102,437    9/15/99       13,672
Euro                        8,437,983     8,924,043    9/15/99      (27,877)
Euro                        1,108,928     1,172,807    9/15/99      (39,482)
Euro                        1,491,798     1,577,731    9/15/99       12,197
Euro                          236,487       250,110    9/15/99       (1,183)
--------------------------------------------------------------------------------
                                                                     20,473
--------------------------------------------------------------------------------
To Buy:
Euro                          367,812       388,999    9/15/99       42,029
--------------------------------------------------------------------------------
Total Unrealized Gain on Open
Forward Foreign Currency Contracts                                  $62,502
================================================================================

      6. Futures Contracts

      Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

      At August 31, 1999, the Fund had no open futures contracts.

      7. Options Contracts

      Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

      At August 31, 1999, the Fund had no open purchased call or put option contracts.

      When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

      The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

      During the six months ended August 31, 1999, the Fund did not write any covered call or put options.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      8. Payment-in-Kind Securities

      The Fund may invest in payment-in-kind ("PIK") securities. PIK securities pay interest through the issuance of additional securities. PIK securities carry a risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment dates unless a portion of such securities are sold. If the issuer of a PIK security defaults, the Fund may obtain no return at all on its investment.

      9. Capital Loss Carryforward

      At February 28, 1999, the Fund had, for Federal income tax purposes, approximately $30,374,000 of loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on the last day in February of the year indicated:

                                 2003         2004         2005         2007
================================================================================
Carryforward Amounts         $9,404,000   $18,115,000   $239,000    $2,616,000
================================================================================

      10. Capital Shares

      Capital stock transactions were as follows:

                                    Six Months Ended          Year Ended
                                     August 31, 1999       February 28, 1999
                                  --------------------    --------------------
                                  Shares        Amount    Shares        Amount
================================================================================
Shares issued on reinvestment       --            --      221,114     $2,326,095
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of capital stock outstanding throughout each year ended February 28, except where noted:

--------------------------------------------------------------------------------

                                   1999(1)         1999       1998       1997    1996(2)       1995
===================================================================================================
Net Asset Value,
  Beginning of Period               $10.73       $11.87     $11.59     $11.36     $10.88     $12.39
---------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (3)           0.49         1.01       1.09       1.12       1.13       1.12
  Net realized and
    unrealized gain (loss)           (0.51)       (1.12)      0.28       0.21       0.65      (1.48)
---------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                    (0.02)       (0.11)      1.37       1.33       1.78      (0.36)
---------------------------------------------------------------------------------------------------
Offering Costs Credited (charged)
  to Paid-In Capital                    --           --         --         --         --       0.00*
---------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income              (0.50)       (1.03)     (1.09)     (1.08)     (1.27)     (1.00)
  Net realized gains                    --           --         --         --         --      (0.15)
  Capital                               --           --         --      (0.02)     (0.03)        --
---------------------------------------------------------------------------------------------------
Total Distributions                  (0.50)       (1.03)     (1.09)     (1.10)     (1.30)     (1.15)
---------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                     $10.21       $10.73     $11.87     $11.59     $11.36     $10.88
---------------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value (4)          (6.89)%++    (2.44)%    10.96%     15.37%     18.83%      0.14%
---------------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value (4)       (0.02)%++    (0.72)%    12.43%     12.65%     17.80%     (2.18)%
---------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)            $452         $475       $523       $494       $477       $457
---------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (3)                        1.11%+       1.17%      1.18%      1.20%      1.24%      1.24%
  Net investment income               9.31+        9.03       9.19       9.89       9.74       9.96
---------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                 47%          84%        94%        61%        73%        62%
---------------------------------------------------------------------------------------------------
Market Value, End of Period         $9.250      $10.438    $11.750    $11.625    $11.125    $10.500
===================================================================================================

(1)   For the six months ended August 31, 1999 (unaudited).
(2)   For the year ended February 29, 1996.
(3) The Manager has waived a portion of its fees for the six months ended August 31, 1999. If such fees were not waived, the per share decrease in net investment income and acutal expense ratio would have been $0.00* and 1.18%+, respectively.
(4) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
*     Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                      Net Increase
                                                             Net Realized              (Decrease)
                                                            and Unrealized            in Net Assets
                  Investment         Net Investment           Gain (Loss)                 From
                    Income               Income             on Investments             Operations
              ------------------------------------------------------------------------------------------
Quarter                    Per                   Per                    Per                       Per
 Ended          Total     Share     Total       Share      Total       Share       Total         Share
========================================================================================================
May 31,
   1997     $13,200,189   $0.31  $11,741,167    $0.27   $(5,289,541)  $(0.12)    $6,451,626      $0.15
August 31,
   1997      13,358,455    0.31   11,846,555     0.28    12,682,793     0.29     24,529,348       0.57
November 30,
   1997      12,745,541    0.29   11,250,534     0.26     1,354,794     0.03     12,605,328       0.29
February 28,
   1998      13,288,741    0.30   11,752,363     0.27     4,080,801     0.09     15,833,164       0.36
May 31,
   1998      12,823,273    0.29   11,293,219     0.26    (2,829,443)   (0.06)     8,463,776       0.19
August 31,
   1998      13,413,896    0.30   11,864,494     0.27   (36,436,763)   (0.83)   (24,572,269)     (0.56)
November 30,
   1998      12,226,853    0.28   10,852,489     0.25      (336,494)   (0.01)    10,515,995       0.24
February 28,
   1999      12,298,897    0.28   10,942,251     0.25   (10,362,335)   (0.23)       579,916       0.01
May 31,
   1999      12,214,442    0.28   10,822,682     0.24    (6,708,610)   (0.15)     4,114,072       0.09
August 31,
   1999      12,394,209    0.28   11,158,749     0.25   (16,122,251)   (0.36)    (4,963,502)     (0.11)
========================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL DATA (UNAUDITED)
--------------------------------------------------------------------------------
For a share of capital stock outstanding throughout each period:

--------------------------------------------------------------------------------
                                                                      Dividend
                             NYSE         Net Asset    Dividend     Reinvestment
                         Closing Price      Value        Paid          Price
================================================================================
March 31, 1997              $11.375        $11.29       $0.091         $11.35
April 30, 1997               11.500         11.26        0.091          11.22
May 31, 1997                 11.625         11.47        0.091          11.45
June 30, 1997                11.750         11.62        0.091          11.65
July 31, 1997                12.000         11.84        0.091          11.69
August 31, 1997              11.875         11.77        0.091          11.76
September 30, 1997           12.000         11.94        0.091          11.90
October 31, 1997             11.750         11.82        0.091          11.78
November 30, 1997            12.125         11.78        0.091          11.76
December 31, 1997            12.313         11.82        0.091          11.80
January 31, 1998             12.500         11.89        0.091          11.82
February 28, 1998            11.750         11.87        0.091          11.87
March 31, 1998               11.563         11.90        0.086          11.62
April 30, 1998               11.375         11.84        0.086          11.51
May 31, 1998                 11.438         11.81        0.086          11.53
June 30, 1998                11.625         11.74        0.086          11.55
July 31, 1998                11.438         11.76        0.086          11.50
August 31, 1998               9.750         10.99        0.086          10.58
September 30, 1998           11.000         10.83        0.086          10.73
October 31, 1998             10.688         10.42        0.086          10.34
November 30, 1998            10.750         10.97        0.086          10.79
December 31, 1998            10.250         10.85        0.084          10.34
January 29, 1999             10.250         10.94        0.084          10.26
February 28, 1999            10.438         10.73        0.084          10.40
March 31, 1999               10.438         10.77        0.084          10.34
April 30, 1999               10.313         10.88        0.084          10.35
May 31, 1999                 10.188         10.57        0.084          10.35
June 30, 1999                10.188         10.41        0.084          10.23
July 31, 1999                 9.813         10.36        0.081           9.66
August 31, 1999               9.250         10.21        0.081           9.28
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADDITIONAL SHAREHOLDER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      On June 15, 1999, the annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

      1. To approve or disapprove for the Fund the election of Paul R. Hardin and George M. Pavia as Directors for a three-year period; and

      2. Ratification of the selection of KPMG LLP as the independent auditors of the Fund for the current fiscal year.

      The results of the vote on Proposal 1 were as follows:

                                        % of           Votes           % of
Directors           Votes For       Shares Voted      Against      Shares Voted
================================================================================
Paul R. Hardin     41,714,321.538       98.82%       495,020.651        1.18%
George M. Pavia    41,705,900.031       98.80        503,442.158        1.20
================================================================================

      The results of the vote on Proposal 2 were as follows:

                    % of         Votes        % of         Votes        % of
Votes For       Shares Voted    Against   Shares Voted   Abstained  Shares Voted
================================================================================
41,717,710.000     98.83%     190,168.089     0.45%     301,464.100     0.72%
================================================================================

      The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Paolo M. Cucchi, Andrea Farace and Heath B. McLendon.

--------------------------------------------------------------------------------

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DIVIDEND REINVESTMENT PLAN (UNAUDITED)
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      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend-paying agent.

      If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the immediately preceding trading day.

      If the market price of the Common Stock is less than the net asset value of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with Smith Barney, as purchasing agent for Plan participants ("Purchasing Agent"), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts (effective June 1, 1996, the Plan's Valuation Date changed from the payable date to the record date). If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent


36

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DIVIDEND REINVESTMENT PLAN (UNAUDITED) (CONTINUED)
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has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. First Data will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payable date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

      First Data will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvest ment of dividends and capital gains distributions will not relieve Plan partici pants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by First Data on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a propor tionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 9699, Providence, Rhode Island 02940-9699 or by telephone at (800) 331-1710.

                              ---------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


                                                                              37

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

                                     Managed
                                     HIGH INCOME
                                          PORTFOLIO INC.

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Directors

Paolo M. Cucchi
Andrea Farace
Paul R. Hardin
Heath B. McLendon, Chairman
George M. Pavia

James J. Crisona, Emeritus
Alessandro C. di Montezemolo, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator

SSB Citi Fund Management LLC
388 Greenwich Street
New York, New York 10013

Transfer Agent

First Data Investor Services Group, Inc.
P.O. Box 9699
Providence, Rhode Island 02940-9699

Custodian

PNC Bank, N.A.
17th and Chestnut Streets
Philadelphia, Pennsylvania 19103


38

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

This report is intended only for the shareholders of Managed High Income Portfolio Inc. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

FD0777 10/99